THE LAZARD FUNDS, INC.
Lazard Global Equity Select Portfolio

Lazard US Equity Focus Portfolio

Lazard US Sustainable Equity Portfolio

Supplement to Current Summary Prospectuses, Prospectus and Statement of Additional Information

Effective October 1, 2025, Andrew Lacey will become a Senior Advisor with the Investment Manager and will no longer serve as a portfolio manager of each Fund.

Accordingly, effective October 1, 2025, all references to Mr. Lacey are removed from each Fund’s Summary Prospectus and the Funds’ Prospectus and Statement of Additional Information.

Additionally, effective immediately, Janice Davies will become a portfolio manager for Lazard US Sustainable Equity Portfolio.

 Accordingly, the following will supplement the “Management—Portfolio Managers/Analysts” section in the Summary Prospectus for US Sustainable Equity Portfolio and the “Lazard Funds Summary Section—Lazard US Sustainable Equity Portfolio—Management—Portfolio Managers/Analysts” section in the Prospectus:

 Janice Davies, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since January 2025.

 Effective immediately, the following will supersede and replace any contrary information in the section entitled “Lazard Funds Fund Management—Portfolio Management” in the Prospectus:

 US Sustainable Equity— Andrew D. Lacey, H. Ross Seiden, Martin Flood, Jessica Kittay (each since June 2020), Shanu Mathew (since May 2023) and Janice Davies (since January 2025)

 Additionally, effective immediately, the following information supplements the information under the tables in “Management—Portfolio Managers—Ownership of Securities” in the Lazard US Sustainable Equity Portfolio Statement of Additional Information:

 As of December 31, 2024, Janice Davies did not own beneficially interests in the Lazard US Sustainable Portfolio or other accounts.

Dated: January 13, 2025